SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549





FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934




Date of Report (Date of earliest event reported) December 7, 1995



                     ALICO, INC.

(Exact name of registrant as specified in its charter)



         Florida                    0-261        59-0906081
____________________________    ____________  ___________________
(State or other jurisdiction    (Commission    (IRS Employer
       of incorporation)        File Number)  Identification No.)


Post Office Box 338,  La Belle, Florida                 33935

(Address of principal executive offices)               (Zip Code)






Registrant's telephone number, including area code   941/675-2966

Item 5.     Other Events.

     (A)  Annual Meeting of Shareholders

          (1) At the Annual Meeting of Shareholders of Alico, Inc. on December 7, 1995, all directors listed in the proxy statement, namely, Jefferson C. Barrow, Jr., Walker E. Blount, Jr., Ben Hill Griffin, III, Ben Hill Griffin, IV, K. E. Hartsaw, Lloyd G. Hendry, W. Bernard Lester, Thomas E. Oakley and John C. Updike were re-elected.

     (B)  Board of Directors Meeting

          (1) At the meeting of the Board of Directors immediately following the Annual Meeting of Shareholders the following officers were elected:

          Chairman of the Board
            President and Chief
            Executive Officer            Ben Hill Griffin, III

          Vice Chairman of the Board     John C. Updike

          Executive Vice President and
            Chief Operating Officer      W. Bernard Lester

          Vice President, Chief
            Financial Officer, Treasurer
            and Assistant Secretary      L. Craig Simmons

          Vice President, Citrus
            Division                     John David Alexander

          Vice President, Ranch
            Division                     B. Wade Grigsby

          Vice President, Sugarcane and
            Special Crops Division       John T. Brantley

          Controller                     Patrick W. Murphy

          Secretary and Assistant
            Treasurer                    Beatrice W. Boyle

          Assistant Secretary            Jefferson C. Barrow, Jr.

                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      ALICO, INC.
                                      (Registrant)


December 18, 1995
Date                                  By
                                        W. Bernard Lester
                                        Executive Vice President
                                        (Signature)